UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through December 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual Report

December 31, 2011

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. A-Shares, which are listed in China, are available for acquisition by institutional investors including the Fund (indirectly). Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’), although in Asia it also uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.3 trillion as of December 31, 2011.

The Fund’s lead portfolio manager is Emerson Yip, Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jfchinaregion.com

2	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

HIGHLIGHTS (unaudited, except as indicated)

	DECEMBER 31, 2011 US$	DECEMBER 31, 2010 US$
Net Assets (Audited)	$82.2 million	$112.2 million
Net Asset Value Per Share (Audited)	$12.75	$17.41

Market Data
Share Price on the New York Stock Exchange	$11.02	$15.79
Discount to Net Asset Value	13.6%	9.3%

Total Return for the Year Ended December 31, 2011
Net Asset Value		(26.2)%
Share Price (Audited)		(29.6)%

JFC Benchmark Index*		(18.4)%
MSCI Hong Kong Index (Total)		(16.0)%
MSCI China Index (Total)		(18.2)%
MSCI Taiwan Index (Total)		(20.2)%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: MSCI Golden Dragon Index (Total). At December 31, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total).

Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.

**	Commencement of operations.

Source: J.P. Morgan Asset Management.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	3

CHAIRMAN‘S STATEMENT

DECEMBER 31, 2011

Dear Fellow Stockholder,

Performance

Following a relatively benign first half of 2011, the Greater China markets fell sharply in the second half of the year amidst concerns over rising recessionary risk in the US, the ongoing European sovereign debt crisis, persistent inflationary pressures and a potential hard-landing in China. Against this backdrop, the Fund’s net asset value total return fell by 26.2% in the year to December 31, 2011. This compares to the return of the Fund’s benchmark, the MSCI Golden Dragon Index (total return), which fell by 18.4% over the same period. The Fund’s share price total return decreased by 29.6%, reflecting a widening of the discount from 9.3% to 13.6% at December 31, 2011.

The Fund’s underperformance was primarily attributable to stock selection effects in China and Hong Kong, where the positions in small capitalization stocks and our indirect investment in China A-shares also detracted from performance. These asset classes, in particular, were amongst the largest casualties of investor de-risking from Greater China equity markets. In the second half of the year, the Investment Advisor positioned the portfolio towards a more positive outlook, however, this detracted from performance as the Greater China markets took longer than anticipated to reflect any signs of a recovery. That said, the portfolio was well positioned to take advantage of the recovery since the start of the year, as demonstrated by the Fund’s 15.8% increase in net asset value and 17.6% increase in share price to February 27, 2012. Over the same period, the Fund’s benchmark increased by 15.1%.1

Dividend

On December 15, 2011 the Fund paid a cash dividend of $0.1021 per share, representing payment of the Fund’s 2010 spillback distribution pursuant to Section 855 of the Internal Revenue Code.

Leverage

At the Annual Stockholders’ Meeting held on May 12, 2011, stockholders voted in favour of an addition to the Fund’s Investment Policies to permit borrowed monies up to 20% of net assets (not including the amount borrowed) for investment purposes. I am pleased to report that, on February 27, 2012, the Fund entered into a $17.5m secured revolving Credit Facility (the ‘Facility’) with Scotiabank Europe plc. This Facility gives the Investment Advisor the flexibility to tactically manage borrowed monies at its discretion under the close supervision of the Board. The Investment Advisor has an established record of successfully managing actively leveraged portfolios and the Board will monitor closely the investment results it delivers. As previously stated, the Investment Advisor has agreed to waive any management fee on any cash held when borrowings are drawn under the Facility. At the time of writing, the Fund had not borrowed any funds from the Facility.

Strategic Portfolio Repositioning

The Board has been satisfied with the Investment Advisor’s progress in implementing the strategic repositioning of the Fund’s portfolio, including an increase in the Fund’s weighting in mid and small capitalization stocks and a reduction in stock turnover, although performance in the second half of 2011 was disappointing.

As stockholders are aware, the Fund’s repositioning exercise includes a proposal to increase the portfolio’s A-share exposure. On October 27, 2011, the Fund announced it had secured access for up to $20m in the domestic China, renminbi denominated, A-share market. I am pleased to report that the documentation to facilitate this investment is progressing well and the Board is hopeful the Fund will make a significant investment in the China A-share market in the immediate future. This investment will

For more information please refer to the Fund’s website at www.jfchinaregion.com

4	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

CHAIRMAN‘S STATEMENT (continued)

provide unique exposure to a market, otherwise restricted to foreign investors, consisting of over 2,000 companies with a market capitalization of approximately $4,000 billion. Your Board believes the A-share market presents significant investment opportunities to the Investment Advisor, providing greater access to sectors and leading Chinese domestic companies which directly benefit from China’s consumption growth opportunities. Details of the risks associated with direct investments in China A-share securities are outlined on page 22 of this report.

Outlook

Your Board expects a more positive outlook for 2012 as the Greater China markets seek to continue their recent recovery. Valuations are compelling, particularly as most of the bad news, which may not materialize, already appears to be reflected in stock prices and concerns over a ‘hard-landing’ in China appear to have been averted. Your Board believes that the Fund’s portfolio is well positioned to take advantage of the recent recovery in the markets and has been encouraged by the marked improvement in performance since the start of the year. This outlook, combined with the Fund’s structural enhancements, including an imminent significant investment in the China A-share market and the ability to leverage assets, leads the Board to believe that the Fund is well placed to deliver more effective performance results in the future.

Respectfully submitted

The Rt. Hon. The Earl of Cromer

Chairman

February 29, 2012

1.	Source: Bloomberg.

For more information please refer to the Fund’s website at www.jfchinaregion.com

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR‘S REPORT

In the year ended December 31, 2011, the Fund achieved a total return on net assets of –26.2% against a benchmark return of –18.4%. Over the year, stock selection detracted most to performance in all three markets though especially in China and Hong Kong. Excluding fees, asset allocation would have marginally contributed to positive returns. The Fund’s holdings in select Chinese small caps and investments in A-shares also detracted from performance.

China

Market Performance

Over the first quarter in 2011, Chinese equities outperformed both Hong Kong and Taiwan equities, with both the MSCI China Index and domestic A-shares (CSI 300) edging upward. Markets had shrugged off the nuclear concerns in Japan, and the continuing uncertainty and conflict in the Middle East and north Africa, but investors showed a preference for developed markets, where inflation was thought to be less of a threat to growth.

In the second quarter, Chinese equities corrected as a plethora of concerns dominated the headlines — the extent of the economic slowdown, the size of the local government debt problem and the continuous rise in inflation. The Consumer Price index (‘CPI’) reading continued to tick up to 5.5% year on year in May and the last month of the quarter weighed on Chinese equities as rumours of accounting irregularities and allegations of fraud in overseas-listed Chinese companies (particularly in North America) emerged.

Chinese equities continued their downward slide in the third quarter of the year as concerns about over-tightening leading to a hard-landing, especially with external uncertainties such as slowing US growth and Greek sovereign debt worries.

Chinese equities witnessed a divergence in the fourth quarter as offshore-listed Chinese equities (MSCI China) rose by 8.1% while domestic A-shares (CSI 300) posted a decline of 7.9% (all in USD). With growth slowing down, the first sign of policy easing was evidenced in November when China’s central bank reduced the Reserve Requirement Ratio by 50 basis points. This led to a strong market rebound in December. After almost 2 years of tightening monetary policy, this was a significant change in monetary policy stance in reaction to falling inflation and increasing fears that the restrictive monetary policy has added to the risk of a hard-landing.

Market Outlook

We continue to believe in a soft landing scenario, despite the fact that the first quarter of 2012 could see a further slowdown as we enter into a period of seasonal weakness (Chinese New Year) and property construction continues to slow. A further slowdown in the first half of the year will likely prompt the government to adopt a more aggressive easing stance. The sharp drop in CPI to below 4% opens up room for that. Although concerns regarding economic growth momentum and earnings risks will continue to add pressure on the market in the near term, valuations are cheap with the stock market touching Global Financial Crisis levels. As such, we see more attractive investment opportunities after this correction. We continue to increase positions in Chinese banks and certain cheap global cyclicals with core strategies remaining unchanged.

Hong Kong

Market Performance

Hong Kong equities reversed course over the first quarter of 2011 and underperformed the Chinese and regional markets. Part of the underperformance was driven by the continuing trend of fund flows from emerging to developed markets.

Hong Kong equities continued their slide into the second quarter, weighed down by global and China related concerns. Liquidity in Hong Kong continued to tighten as we saw continued rapid growth in conversion to off-shore renminbi deposits, which accounted for 9% of total system deposits. The government introduced further property measures including lowering borrowing amounts for mid-priced properties whilst inflation continued to accelerate.

6	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

INVESTMENT ADVISOR‘S REPORT (continued)

In the third quarter of the year, Hong Kong equities fell on the back of global risk aversion as well as still further increasing fears of a “hard landing” in China. Despite the deteriorating outlook globally, the Chinese government did not loosen policy but rather continued to keep the pressure on property developers and other segments of the economy. Exports and unemployment figures in Hong Kong still continued to show positive trends, however, while underlying inflation continued to edge up.

In the last quarter of 2011, Hong Kong equities staged a partial rebound on the back of improving sentiments in the global economy as well as decreasing fears of a “hard landing” in China. Specifically, with inflation abating in China, the market expected more policy easing. In the property sector, secondary market volumes remained anaemic while land auction results were disappointing. Property stocks, however, outperformed this quarter due to starting low valuations and resilient sales of new property launches.

Market Outlook

Given attractive current valuations, especially for China-related companies, as well as incremental positive economic data, we are constructive towards the market in the near-term. We remain more cautious regarding Hong Kong stocks given the potential impact of negative wealth effect, especially with on-going weakness in the financial sector. In contrast, China counters should benefit from marginal policy easing or fine-tuning, enabled by continuously falling inflation.

Taiwan

Market Performance

The Taiwan market had a good start to the year in 2011, but the trend reversed from mid February. Initially, there was optimism on global demand for technology and the positive spill-over effect from the Economic Cooperation Framework Agreement, a free trade agreement with China. However, the strong inflows to Taiwan reversed after the Chinese New Year as liquidity retreated out of emerging markets and into developed markets. The sharp rise in oil prices on the back of unrest in the Middle East and north Africa raised inflationary fears.

Taiwan markets rebounded strongly after the earthquake in Japan as supply disruptions were resolved faster than expected. However, rising risk from Euroland debt and weak sentiment for technology dragged the index down in June.

During the third quarter Taiwan was not spared and the TWSE Index declined, underperforming the MSCI Asia Pacific ex-Japan Index but performing better than Hong Kong and China. Global macroeconomic concerns continued to weigh on investors’ sentiments, including fears of a hard-landing in China, a double dip recession in the U.S., and the European debt crisis. In line with other Asian currencies, the Taiwan dollar fell the most in more than 10 years on concerns that slowing growth would sap demand for exports.

Over a volatile fourth quarter which ended marginally down, most investors took a wait and see approach as the race for January 14th Presidential election remained very tight, with Kuomintang’s (‘KMT’) Ma only slightly ahead of the Democratic Progressive Party’s Tsai in various polls. The slide of the market in mid November and falling volume was arrested by government-announced measures to boost the stock market in the face of the worsening economic outlook.

Market Outlook

With most technology demand bottoming in the first quarter of 2012, the National Stabilization Fund support for the market in the near-term and undemanding valuations, the outlook for the market should be stable. The KMT win at the Presidential elections should mean status quo in the cross straits relationship, which should be positive for the market. With still strong domestic consumption and semiconductor inventories turning healthier as excess supply is being depleted, our area of focus will remain in those segments.

Emerson Yip

JF International Management, Inc.

February 29, 2012

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	7

TOP TEN HOLDINGS

AT DECEMBER 31, 2011

% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	6.1
Manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

China Construction Bank Corp.	6.0
Provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.

Industrial & Commercial Bank of China	5.1
Provides a broad range of personal and corporate commercial banking services all over China. The Bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.

JF China Pioneer A-Share Fund[1]	4.7
A J.P. Morgan managed open-end unit trust incorporated in Hong Kong. The Fund’s objective is to achieve long-term capital growth by investing primarily in mainland China securities, including but not limited to A-Shares. The Fund may invest in derivatives such as forward contracts, options, warrants and futures for investment and hedging purposes.

China Mobile Ltd.	3.8
Through its subsidiaries, provides cellular telecommunications and related services in China and Hong Kong.

CNOOC Ltd.	3.7
Through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.

AIA Group Ltd.	3.3
Offers insurance and financial services. The Company writes life insurance for individuals and businesses, accident and health insurance, retirement plannning, and wealth management services.

Cheung Kong Holdings Ltd.	3.2
Through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels, and invests in securities.

Tencent Holdings Ltd.	2.9
Provides internet, mobile, and telecommunication value-added services in China. The Company has an instant messaging community in China. Tencent also provides online advertising services.

China Petroleum & Chemical Corp.	2.5
Refines, produces and trades petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins, and chemical fertilizers. Also, the Company explores for and produces oil and natural gas in China.

[1]	No Advisor’s fee is levied on this investment. Please refer to note 4.i on page 17 for further information.

8	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2011

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK (unless otherwise noted)
CHINA (41.2%)
Auto Components (0.6%)
Minth Group Ltd.	490,000	459,931

Commercial Banks (11.1%)
China Construction Bank Corp.	7,056,330	4,924,331
Industrial & Commercial Bank of China	7,124,930	4,229,126

		9,153,457

Construction Materials (2.2%)
Anhui Conch Cement Co., Ltd.	114,000	338,333
China National Building Material Co., Ltd.	1,300,000	1,476,322

		1,814,655

Diversified Telecommunication Services (1.3%)
China Telecom Corp. Ltd.	1,814,000	1,032,354

Energy Equipment & Services (1.2%)
China Oilfield Services Ltd.	618,000	975,547

Food & Staples Retailing (0.3%)
Beijing Jingkelong Co., Ltd.	252,000	214,148

Food Products (1.8%)
Want Want China Holdings Ltd.	1,528,000	1,524,734

Hotels, Restaurants & Leisure (2.2%)
Sands China Ltd. (a)	573,600	1,621,111
Wynn Macau Ltd.	90,000	225,967

		1,847,078

Insurance (4.1%)
China Pacific Insurance Group Co., Ltd.	303,200	862,761
PICC Property & Casualty Co., Ltd.	694,200	938,519
Ping An Insurance Group Co. of China Ltd.	237,000	1,562,382

		3,363,662

Internet Software & Services (2.9%)
Tencent Holdings Ltd.	119,900	2,409,856

Marine (0.5%)
China Shipping Development Co., Ltd.	658,000	410,901

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Metals & Mining (0.2%)
Hidili Industry International Development Ltd.	612,000	182,026

Multiline Retail (2.4%)
Intime Department Store Group Co., Ltd.	783,000	801,490
Parkson Retail Group Ltd.	507,000	621,461
Springland International Holdings Ltd.	907,000	594,421

		2,017,372

Oil, Gas & Consumable Fuels (7.4%)
China Petroleum & Chemical Corp.	1,984,000	2,087,050
CNOOC Ltd.	1,760,000	3,077,382
Yanzhou Coal Mining Co., Ltd.	414,000	883,800

		6,048,232

Real Estate Investment Trusts (REITs) (0.6%)
Hui Xian Real Estate Investment Trust	892,000	504,531

Real Estate Management & Development (2.0%)
China Vanke Co., Ltd., ‘B’	1,634,195	1,615,973

Textiles, Apparel & Luxury Goods (0.4%)
China Lilang Ltd.	368,000	321,726

TOTAL CHINA		33,896,183

HONG KONG (27.8%)
Commercial Banks (2.4%)
BOC Hong Kong Holdings Ltd.	292,000	691,783
Chong Hing Bank Ltd.	144,000	255,865
Dah Sing Financial Holdings Ltd.	153,300	458,917
Wing Hang Bank Ltd.	67,082	549,760

		1,956,325

Containers & Packaging (0.9%)
AMVIG Holdings Ltd.	1,404,000	744,789

Distributors (0.5%)
Dah Chong Hong Holdings Ltd.	330,000	388,780

Electric Utilities (1.9%)
Power Assets Holdings Ltd.	208,500	1,542,287

Gas Utilities (1.3%)
China Resources Gas Group Ltd.	720,000	1,029,022

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	9

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2011 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
Hotels, Restaurants & Leisure (0.5%)
REXLot Holdings Ltd.	6,325,000	415,336

Industrial Conglomerates (3.2%)
Hutchison Whampoa Ltd.	29,000	242,893
Jardine Matheson Holdings Ltd.	32,628	1,535,147
NWS Holdings Ltd.	240,184	353,785
Shun Tak Holdings Ltd.	1,270,000	474,210

		2,606,035

Insurance (3.3%)
AIA Group Ltd.	861,600	2,690,212

Machinery (0.6%)
EVA Precision Industrial Holdings Ltd.	2,136,000	517,045

Real Estate Management & Development (8.5%)
Cheung Kong Holdings Ltd.	221,000	2,629,258
China Overseas Land & Investment Ltd.	482,000	805,547
Hang Lung Properties Ltd.	430,000	1,223,573
Kerry Properties Ltd.	151,500	501,320
Midland Holdings Ltd.	794,000	413,020
Wharf Holdings Ltd.	319,400	1,443,481

		7,016,199

Specialty Retail (0.9%)
IT Ltd.	448,000	246,883
Luk Fook Holdings International Ltd.	145,000	505,948

		752,831

Wireless Telecommunication Services (3.8%)
China Mobile Ltd.	323,000	3,156,555

TOTAL HONG KONG		22,815,416

TAIWAN (24.4%)
Airlines (0.3%)
Eva Airways Corp.	340,700	216,039

Chemicals (3.7%)
China Petrochemical Development Corp.	182,437	162,379
Formosa Chemicals & Fibre Corp.	426,000	1,124,126
Formosa Plastics Corp.	420,000	1,120,777
Oriental Union Chemical Corp.	522,000	655,107

		3,062,389

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Commercial Banks (2.2%)
E.Sun Financial Holding Co., Ltd.	2,006,504	864,787
Mega Financial Holding Co., Ltd.	1,409,920	940,598

		1,805,385

Computers & Peripherals (1.4%)
Catcher Technology Co., Ltd.	110,000	510,420
Foxconn Technology Co., Ltd.	191,100	609,672

		1,120,092

Construction Materials (0.8%)
Taiwan Cement Corp.	587,947	679,618

Diversified Financial Services (1.1%)
Fubon Financial Holding Co., Ltd.	823,877	872,065

Electronic Equipment, Instruments & Components (1.2%)
Largan Precision Co., Ltd.	27,700	517,791
TPK Holding Co., Ltd. (a)	39,050	508,776

		1,026,567

Food & Staples Retailing (1.1%)
President Chain Store Corp.	172,000	937,283

Food Products (0.9%)
Uni-President Enterprises Corp.	498,000	727,782

Marine (0.3%)
Evergreen Marine Corp., Taiwan Ltd.	532,000	268,820

Real Estate Management & Development (1.4%)
Huaku Development Co., Ltd.	325,370	658,713
Prince Housing & Development Corp.	904,700	484,037

		1,142,750

Semiconductors & Semiconductor Equipment (9.6%)
Advanced Semiconductor Engineering, Inc.	1,937,640	1,657,415
Kinsus Interconnect Technology Corp.	200,000	531,061
MediaTek, Inc.	71,000	650,699
Taiwan Semiconductor Manufacturing Co., Ltd.	2,013,057	5,039,457

		7,878,632

Textiles, Apparel & Luxury Goods (0.4%)
Pou Chen Corp.	351,000	288,066

TOTAL TAIWAN		20,025,488

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
INVESTMENT COMPANIES HONG KONG (5.7%)
BOCI-Prudential - W.I.S.E. - CSI China Tracker Fund (a)	227,400	809,570
JF China Pioneer A-Share Fund (a)	177,358	3,882,376

TOTAL HONG KONG		4,691,946

TOTAL INVESTMENTS (99.1% of Net Assets) (Cost $83,209,752)		81,429,033

Other assets in excess of liabilities (0.9% of Net Assets)		797,445

NET ASSETS (100.0%)		82,226,478

As of December 31, 2011, aggregate cost for Federal income tax purposes was $85,318,869. The aggregate unrealized loss for all securities is as follows
Excess of market value over cost	6,084,643
Excess of cost over market value	(9,974,479)

Net unrealized loss	(3,889,836)

NOTES TO PORTFOLIO INVESTMENTS :

(a)	Non-income producing security.

B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	11

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2011

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $78,297,725)	77,546,657
Investments in affiliates, at value (cost $4,912,027)	3,882,376
Cash (including foreign currencies with a cost of $1,081,831 and value of $1,083,834)	1,109,814
Receivable for securities sold	145,600

Total Assets	82,684,447

LIABILITIES:
Payables
Payable for securities purchased	182,379
Accrued liabilities
Investment advisory fees	29,558
Directors’ fees and expenses	90,497
Custodian and accounting fees	72,250
Administration fees	19,548
Deferred China capital gains tax	12,454
Other	51,283

Total Liabilities	457,969

Net Assets	82,226,478

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	567,494
Accumulated realized loss on investments and foreign currency transactions	(15,620,913)
Accumulated net unrealized depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	(1,778,724)

Net Assets	82,226,478

Net Asset Value Per Share ($82,226,478 ÷ 6,447,637)	12.75

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $307,910)	2,815,236
Interest income affiliates	17

Total Investment Income	2,815,253

EXPENSES:
Investment advisory fees	986,009 *
Directors’ fees and expenses	346,335
Custodian and accounting fees	169,072
Administration fees	87,500
Insurance fees	44,665
Shareholder service fees	24,678
Shareholder report fees	35,445
Interest expense to affiliates	14
Audit fees	61,999
Legal fees	148,190
NYSE listing fee	24,883

Total Expenses	1,928,790

Net Investment Income	886,463

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates (net of China tax of $16 on realized gain)	(2,629,454)
Foreign currency transactions	(27,225)

Net realized loss	(2,656,679)

Net change in unrealized appreciation/depreciation
Investments in non-affiliates (net of China tax of $18,925 on unrealized depreciation)	(26,434,767)
Investments in affiliates	(1,160,197)
Foreign currency translations	1,172

Change in net unrealized appreciation/depreciation	(27,593,792)

Net realized and unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(30,250,471)

Net decrease in net assets resulting from operations	(29,364,008)

*	No Advisor’s fee is levied on the Fund’s holding in the JF China Pioneer A-Share Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Year Ended December 31, 2011 (in US$)	Year Ended December 31, 2010 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	886,463	310,011
Net realized gain (loss) on investment transactions	(2,656,679)	7,688,187
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(27,593,792)	5,919,736

Net increase (decrease) in net assets resulting from operations	(29,364,008)	13,917,934

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(658,304)	(126,374)

Total distributions to shareholders	(658,304)	(126,374)

Total increase (decrease) in net assets	(30,022,312)	13,791,560

NET ASSETS:
Beginning of period	112,248,790	98,457,230

End of period (including undistributed net investment income of $567,494 and $347,582, respectively)	82,226,478	112,248,790

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Year Ended December 31, 2011 (in US$)	For the Year Ended December 31, 2010 (in US$)	For the Year Ended December 31, 2009 (in US$)	For the Year Ended December 31, 2008 (in US$)	For the Year Ended December 31, 2007 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	17.41	15.27	9.50	30.24	22.82

Net investment income	0.14	0.05	0.02	0.32	0.11
Net realized and unrealized gain (loss)	(4.70)	2.11	5.81	(16.36)	12.54

Total from investment operations	(4.56)	2.16	5.83	(16.04)	12.65

Dividends from net investment income	(0.10)	(0.02)	(0.06)	(0.01)	(1.25)

Distributions from net realized gains	—	—	—	(4.69)	(3.98)

Total distributions	(0.10)	(0.02)	(0.06)	(4.70)	(5.23)

Net asset value, end of period	12.75	17.41	15.27	9.50	30.24

Market value, end of period	11.02	15.79	13.78	8.77	25.47

Total Investment Return
Per share market value *	(29.6%)	14.7%	57.8%	(45.6%)	35.0%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	82,226,478	112,248,790	98,457,230	61,256,551	138,632,521
Ratios of total expenses to average net assets	1.89%	1.99%	2.12%	1.92%	1.54%
Ratios of net investment income to average net assets	0.87%	0.32%	0.19%	0.98%	0.39%
Portfolio turnover rate	66.8%	76.1%	101.0%	114.8%	118.8%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	6,448	4,585

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	15

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2011

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

The Fund seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the prevailing exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share, with the exception of the JF China Pioneer A-Share Fund, which is valued at the current day’s closing bid price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2011 (continued)

The following table represents each valuation input as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investment in Securities (a)	$81,429,033	$—	$—	$81,429,033

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the Investment Portfolio.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2011.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held or sold during the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Unless indicated in the Portfolio, all Chinese stocks held are traded in Hong Kong.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	17

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2011 (continued)

3. Investment Transactions

During the year ended December 31, 2011, the Fund made purchases of $68,026,661 and sales of $68,488,895 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation. The Investment Advisor has agreed to waive its entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

ii) During the year ended December 31, 2011, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to JPMorgan Investor Services, Co. (the “Administrator”), provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $35,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

v) As of December 31, 2011, the Fund had two shareholders who held more than 5% of the Fund’s outstanding shares.

5. Capital Share Transactions

On September 15, 2011, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i) Share Repurchase Program — The Fund was authorized to repurchase up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 5, 2012. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the year ended December 31, 2011 and the year ended December 31, 2010, the Fund did not repurchase any shares under the share repurchase program.

18	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2011 (continued)

6. Risks and Uncertainties

i) China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, China, Hong Kong, Taiwan and Macau; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At December 31, 2011, the Fund had 41.2%, 33.5% and 24.4%, based on total net assets, of its total investments invested in China, Hong Kong and Taiwan, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The tax character of distributions paid for the year ended December 31, 2011 was $658,304 from ordinary income.

The tax character of distributions paid for the year ended December 31, 2010 was $126,374 from ordinary income.

At December 31, 2011, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$669,860
Tax Basis Capital Loss Carryover	(11,696,862)
Tax Unrealized Depreciation on Investments and Foreign Currencies	(3,887,841)

Net Assets (Excluding Paid-In Capital)	$(14,914,843)

The cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs), post-October loss deferrals and wash sale loss deferrals.

During the year ended December 31, 2011, the Fund reclassified $8,247 from undistributed net investment income on investments to accumulated realized gains on investments as a result of permanent book and tax differences primarily relating to foreign currency gains and losses and PFIC gains and losses. Net assets were not affected by the reclassifications.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2011 (continued)

losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Fund had post-enactment net capital loss carryforwards of $1,246,035 related to short-term losses.

As of December 31, 2011, the Fund had pre-enactment net capital loss carryforwards of $10,450,827, expiring during 2017, which are available to offset future realized gains.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the next taxable year. For the year ended December 31, 2011, the Fund deferred to January 1, 2012 post-October short-term capital losses of $1,475,321 and long-term capital losses of $441,979.

8. Subsequent Event

On February 27, 2012, the Fund entered into a financing arrangement with Scotiabank Europe plc (the ‘Lender’). Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. Interest on borrowings, if any, will be payable at 1.20% plus the London Interbank Offered Rate (‘LIBOR’). Interest on undrawn borrowings will be payable at 0.25% if the undrawn borrowings are less than 50% of the committed amount and 0.35% if the undrawn borrowings are greater than or equal to 50% of the committed amount. This agreement is in effect until at least February 25, 2013, with the option to extend the agreement, under amended terms, by a further 364 day period.

20	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JF China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 29, 2012

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	21

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

The Fund held its annual stockholders’ meeting on May 12, 2011. At this meeting, stockholders elected Julian M.I. Reid to the Fund’s Board of Directors and approved an amendment to the Fund’s investment policies, the results of which are set out below.

I) Election of Directors

Nominees	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Julian M.I. Reid	4,111,373	0	70,436	2,265,828	6,447,637

II) Amendments to the Fund’s Investment Policies

	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Amendments to the Fund’s Investment Policies	3,987,173	171,388	23,248	2,265,828	6,447,637

OTHER INFORMATION

Risk Statement on Direct Investments in China A-Share Securities

The China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). JF Asset Management Limited has received a QFII license permitting it to invest a specific portion of the assets of certain funds (which may include the Fund) in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of QFIIs, the Chinese regulators require the general securities trading and settlement accounts to be maintained in the name of the QFII. If the Fund is permitted to invest in China A-Shares, the Fund’s local custodian bank will maintain a specific sub-account for the A-share investments in the name of the Fund. However, there is a risk that creditors of the QFII and its affiliates (each, a “JP Morgan Affiliate”) may assert that a JP Morgan Affiliate, and not the Fund, has recourse against the securities and other assets in the account and/or sub-accounts. If a court upholds such an assertion, creditors of a JP Morgan

Affiliate could seek payment from the Fund’s A-share investments.

Additional risks for the Fund’s A-share investments include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the China A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE. Rules regarding taxation of investments in mainland China are unsettled and may be subject to change. Changes in the taxation of A-Shares could materially affect the Fund’s performance.

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This change is intended to give the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with

22	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the close supervision of the Board. The Investment Advisor has agreed to waive any entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Letter (Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For the fiscal year ended December 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. 85.93% of ordinary income distributions were treated as qualified dividends. For the fiscal year ended December 31, 2011, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are $2,743,888 and $307,910, respectively.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2011.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 9, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	23

APPROVAL OF INVESTMENT ADVISORY CONTRACT

On November 1, 2011, the Fund’s Board of Directors (the “Board”) considered and approved the renewal of the Investment Advisory Contract (the “Agreement”) between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•

The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.

•

The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management.

•

The Fund’s performance during the one-year and three-year periods lagged the Fund’s peer group and the Fund’s benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) Although one-year, three-year and five-year performance lagged, it was noted that for certain longer-term periods, the Fund’s performance surpassed the benchmark. The Board and Committee noted that the Investment Advisor had made satisfactory progression implementing a strategic repositioning of the portfolio with the Board and Committee’s full support. The strategic repositioning included proposals to increase the Fund’s China A-Share exposure to approximately $20 million, although the timing of this investment was uncertain and subject to necessary regulatory approval.

•

In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

•	The Fund’s expense ratio remained at an acceptable level.

24	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2012; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2013; Director since 1994.	Director of Citic Pacific Limited (infrastructure), Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2014; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	See Principal Occupation.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	25

FUND MANAGEMENT

(continued)

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Interested Director & President of the Fund

John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2013; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board.	1	None.

Simon J Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2012; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	None.

*	The Fund is the only fund in the Fund Complex.

26	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Michael J. James (May 11, 1967) 8 Connaught Road Central/Hong Kong Treasurer	Since 2006**	Treasurer of the Fund; Executive Director, J.P. Morgan Asset Management.

Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.

Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	27

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 43010

Providence, RI 02940-3010

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

28	JF CHINA REGION FUND, INC.	DECEMBER 31, 2011

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board and Management Engagement Committee

Simon J. Crinage — Director and President Alexander R. Hamilton — Director and Chairman of the Audit Committee and Pricing Committee

Julian M. I. Reid — Director

John R. Rettberg — Director

Michael J. James — Treasurer

Christopher D. Legg — Secretary Muriel Y.K. Sung — Chief Compliance Officer

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	JPMorgan Chase Bank, N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

DECEMBER 31, 2011	JF CHINA REGION FUND, INC.	29

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2012 All rights reserved. December 31.

ITEM 2. CODE OF ETHICS.

(a)	The JF China Region Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is John R. Rettberg. Mr. Rettberg has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees

For the fiscal year ended December 31, 2011, PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$58,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal years ended December 31, 2010, PwC billed the Fund aggregate fees of US$56,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2011, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended December 31, 2010, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

For the fiscal year ended December 31, 2011, PwC billed the Fund aggregate fees of US$6,100 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended December 31, 2010, PwC billed the Fund aggregate fees of US$5,950 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended December 31, 2011, PwC did not bill the Fund any other fees. For the fiscal year ended December 31, 2010, PwC did not bill the Fund any other fees.

(e) The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2009 and December 31, 2010 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2011 and December 31, 2010, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(f) Not applicable to the Fund.

(g) For the fiscal year ended December 31, 2011, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $6.3 million.

For the fiscal year ended December 31, 2010, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $8.5 million.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton, John R. Rettberg and Julian M. I. Reid.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and J.P. Morgan Asset Management (“JPMAM”) (formerly JF Asset Management), parent company of the Fund’s advisor, JF International Management Inc. (the “Advisor”).

JF ASSET MANAGEMENT (Voting policy and corporate governance guidelines)

I. PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II. POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JFAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1.	Accept Financial Statement and Statutory Reports

2.	Approve Dividend

3.	Election and re-election of directors

4.	Fix remuneration of directors

5.	Appoint auditors and fix remunerations

6.	Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7.	Approve repurchase of shares (up to 20% of issued capital)

8.	Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JFAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below. The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. (The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.) Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request. Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JFAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11e. Amendments to company articles

i.	Limitation on Directors’ Liability – review on a case by case basis

ii.	Changes in business activities/ Expansion of business line – generally vote For

iii.	Relaxation of Quorum Requirement - generally vote Against

iv.	Shares Repurchase at discretion of the Board of Directors – review on a case by case basis

v.	Changes of shareholders record date at discretion of the Board of Directors – generally vote Against

IV. ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4. Intervening when necessary

We do not normally intervene directly in the management of companies . However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients’ portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised. In the small capitalisation end of the market , more aggressive intervention is more common , but still infrequent , as we may hold a significant percentage of a company’s equity.

V. Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund’s portfolio is handled by the Greater China investment team of JPMAM. The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip, Shumin Huang, Lillian Leung nad Song Shen are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in 2006. Prior to his appointment, Mr. Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Ms. Huang joined JPMAM in Hong Kong in 2006. Prior to her appointment, Ms. Huang worked as a managing director of the Global Investment Research team of Goldman Sachs from 1997.

Ms. Leung joined JPMAM in Hong Kong in 2010. Prior to her appointment, Ms. Leung worked as the Associate Director of China Research and later the Chief Representative of Shanghai Representative Office with Alliance Bernstein.

Mr. Shen joined JPMAM in Hong Kong in 2010. Prior to his appointment, Mr. Shen worked as a research analyst in China commodities in Goldman Sachs from 1994.

The chart below shows the number, type and market value as of December 31, 2011 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

(a) (2)

Howard Wang

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	90m	10	1,516m	Nil	Nil

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	10m	Nil	Nil

Emerson Yip

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	90m	6	598m	4	480m

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Shumin Huang

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	2	2,529m	1	17m

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Lillian Leung

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	538m	Nil	Nil

(a)(2)(iii) – Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Song Shen

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	5	551m	Nil	Nil

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

(a)(4) Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,000-$50,000
Howard Wang	x
Emerson Yip	x
Shumin Huang	x
Lilian Leung	x
Song Shen	x

Responsibility for managing the client portfolios of the Advisor and the Advisor’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include two registered investment company and nine of the ten other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Greater China/China/Asia markets and only take long positions in securities. On the other hand, the other pooled investment vehicle described under ITEM 8 (a)(2)(iii) also invests in the Greater China markets but may take long and short positions in securities as part of its investment strategy. When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

For Emerson Yip, the similar portfolios include two registered investment companies, six other pooled investment vehicles and four other accounts as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities.

For Shumin Huang, these similar portfolios include two pooled investment vehicles and one other account as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Lilian Leung, these similar portfolios include one pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Song Shen, these similar portfolios include five pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

The Advisor and the Advisor’s participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under ITEM 8 (a)(2)(iii). This may create a potential conflict of interest for the Advisor or the Fund’s portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Advisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Managers Compensation

The Fund’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Advisor’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager’s performance with respect to the mutual funds (including the Fund) he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisor are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/ SIMON CRINAGE
Simon Crinage
President and Principal Executive Officer
March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ SIMON CRINAGE
Simon Crinage
President and Principal Executive Officer
March 6, 2012

By:	/s/ MICHAEL J. JAMES
Michael J. James
Treasurer and Principal Financial Officer
March 6, 2012